Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Julian Spitari, Chief Executive Officer and Principal Financial Officer of FrogAds, Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report on Form 10-Q of FrogAds, Inc. (the "Registrant") for the fiscal quarter ended September 30, 2012 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2013

/s/ Julian Spitari

_________________________________________________

Name: Julian Spitari

Title: Chief Executive Officer

Principal Executive Officer and Principal

Financial Officer